Exhibit 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 24, 2000	/s/ Terence F. Moore
Terence F. Moore

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 26, 2000	/s/ Lawrence A. Reed
Lawrence A. Reed

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 2000	/s/ James A. Currie
James A. Currie

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 24, 2000	/s/ Aloysius J. Oliver
Aloysius J. Oliver

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 2000	/s/ Alan W. Ott
Alan W. Ott

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 25, 2000	/s/ William S. Stavropoulos
William S. Stavropoulos

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Shoreline Financial Corporation and Chemical Financial Corporation dated as of August 21, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 24, 2000	/s/ Frank P. Popoff
Frank P. Popoff